PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2018
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT

The property, plant and equipment balance consists of:

	At December 31	At December 31	At January 1
(in thousands)	2018	2017	2017

Plant and equipment:
Cost	$97,243	$96,762	$97,477
Construction-in-progress	6,187	6,424	6,473
Accumulated depreciation	(24,086)	(20,516)	(16,930)
Net book value	$79,344	$82,670	$87,020

Mineral properties:
Cost	$178,947	$166,332	$165,372
Net book value	$178,947	$166,332	$165,372
Total Net book value	$258,291	$249,002	$252,392

The plant and equipment continuity summary is as follows:

		Accumulated
		Amortization /	Net
(in thousands)	Cost	Depreciation	Book Value

Plant and equipment:
Balance-January 1, 2017	$103,950	$(16,930)	$87,020
Additions	257	-	257
Amortization	-	(190)	(190)
Depreciation (note 23)	-	(4,371)	(4,371)
Disposals	(806)	785	(21)
Reclamation adjustment (note 16)	(215)	190	(25)
Balance-December 31, 2017	$103,186	$(20,516)	$82,670

Additions	173	-	173
Amortization	-	(189)	(189)
Depreciation (note 23)	-	(3,661)	(3,661)
Disposals	(365)	91	(274)
Reclamation adjustment (note 16)	436	189	625
Balance-December 31, 2018	$103,430	$(24,086)	$79,344

The mineral property continuity summary is as follows:

		Accumulated	Net
(in thousands)	Cost	Amortization	Book Value

Mineral properties:
Balance-January 1, 2017	$165,372	$-	$165,372
Additions	829	-	829
Impairment reversal	331	-	331
Recoveries	(200)	-	(200)
Balance-December 31, 2017	$166,332	$-	$166,332

Additions	18,923	-	18,923
Impairment expense	(6,086)	-	(6,086)
Recoveries	(222)	-	(222)
Balance-December 31, 2018	$178,947	$-	$178,947

Plant and Equipment

Canada Mining Segment

The Company has a 22.5% interest in the McClean Lake mill located in the Athabasca Basin of Saskatchewan, Canada. A toll milling agreement has been signed with the participants in the CLJV that provides for the processing of the future output of the Cigar Lake mine at the McClean Lake mill, for which the owners of the McClean Lake mill receive a toll milling fee and other benefits. In determining the units of production amortization rate for the McClean Lake mill, the amount of production attributable to the mill assets has been adjusted to include Denison’s expected share of mill feed related to the CLJV toll milling contract.

Milling activities in 2017 and 2018 at the McClean Lake mill have been dedicated to processing and packaging ore from the Cigar Lake mine.

Environmental Services Segment

The environmental services division of the Company provides mine decommissioning and decommissioned site monitoring services for third parties.

Mineral Properties

The Company has various interests in development, evaluation and exploration projects located in Canada which are held directly or through option or various contractual agreements.

Canada Mining Segment

As at December 31, 2018, the Company’s mineral property interests with significant carrying values are (all of the properties below are located in Saskatchewan):

a)	Wheeler River - the Company has a 90% interest in the project (includes the Phoenix and Gryphon deposits);
b)	Waterbury Lake - the Company has a 65.92% interest in the project (includes the J Zone and Huskie deposits) and also has a 2.0% net smelter return royalty on the portion of the project it does not own;
c)	Midwest - the Company has a 25.17% interest in the project (includes the Midwest Main and Midwest A deposits);
d)	Mann Lake - the Company has a 30% interest in the project;
e)	Wolly - the Company has a 21.89% interest in the project;
f)	Johnston Lake – the Company has a 100% interest in the project; and
g)	McClean Lake - the Company has a 22.5% interest in the project (includes the Sue D, Sue E, Caribou, McClean North and McClean South deposits).

Wheeler River

In January 2017, Denison Mines Inc.(“DMI”) executed an agreement (“2017 Agreement) with the partners of the WRJV to increase its ownership in the WRJV from 60% up to approximately 66% by the end of fiscal 2018. Under the terms of the 2017 Agreement, the partners agreed to allow for a one-time election by Cameco Corp. (“Cameco”) to fund 50% of its ordinary 30% share of the WRJV expenses for fiscal 2017 and 2018. The shortfall in Cameco’s contribution was funded by DMI (with DMI funding 75% of the WRJV expenses) in exchange for a transfer of a portion of Cameco’s interest in the WRJV. In 2017, DMI increased its interest in the WRJV from 60% to 63.3% under the terms of the 2017 Agreement.

In September 2018, DMC announced an agreement (“2018 Agreement”) with Cameco to acquire Cameco’s remaining minority interest in the WRJV. On October 26, 2018, the 2018 Agreement was completed and DMC acquired Cameco’s then 23.92% remaining interest in the WRJV in exchange for the issuance of 24,615,000 common shares of DMC. The shares issued to Cameco are subject to a six month escrow period during which time Cameco has agreed to not, directly or indirectly, transfer any of the shares without the prior written consent of Denison. The transfer of shares is also restricted for a further six month period, where Denison retains the right, under certain circumstances, to designate a purchaser upon notice from Cameco of the intent to transfer or sell all or a portion of the shares.

In conjunction with the completion of the 2018 Agreement, the 2017 Agreement was terminated. At that time, in accordance with the 2017 Agreement, DMI’s interest in the WRJV was increased from 63.3% to 66.08%. Combined, Denison’s interest in the WRJV is 90%.

Cameco’s WRJV minority interest acquired by DMC via the 2018 Agreement has been accounted for as an asset acquisition with share based consideration. DMC has recorded a total acquisition value of $17,688,000, including transaction costs of $457,000. The total acquisition value includes $17,529,000 of share based consideration which has been valued using Denison’s closing share price on October 26, 2018 of $0.70 per share.

Waterbury Lake

In 2017, the Company increased its interest in the Waterbury Lake property from 63.01% to 64.22% and further increased it again in 2018 to 65.92% under the terms of the dilution provisions in the agreements governing the project (see note 25).

Moon Lake South

In January 2016, the Company entered into an option agreement with CanAlaska Uranium Ltd (“CanAlaska”) to earn an interest in CanAlaska’s Moon Lake South project located in the Athabasca Basin in Saskatchewan. Under the terms of the option, Denison can earn an initial 51% interest in the project by spending $200,000 by December 31, 2017 and it can increase its interest to 75% by spending an additional $500,000 by December 31, 2020.

As at December 31, 2018, the Company has spent $551,000 under the option and has earned a 51% interest in the project.

Moore Lake

In June 2016, the Company announced an agreement to option its 100% interest in the Moore Lake property to Skyharbour Resources Ltd (“Skyharbour”) in exchange for cash ($500,000 over 5 years), stock (4,500,000 common shares of Skyharbour) and exploration spending commitments ($3,500,000 over 5 years). The Moore Lake mineral property carrying value was impaired to its estimated remaining recoverable amount based on a market-based fair value less costs of disposal assessment of the share and cash consideration to be received by the Company under the terms of the option agreement. The option agreement was closed in August 2016 and Denison received 4,500,000 common shares of Skyharbour on closing.

In April 2017, Denison received $200,000 of cash consideration from Skyharbour under the terms of the option agreement and a recovery of $200,000 was recognized as a reduction of the carrying value of the property.

In June 2017, the Company recognized an impairment reversal of $331,000 for Moore Lake based on an update of the estimated recoverable amount remaining to be received under the option agreement.

In August 2018, Denison received the final $300,000 of cash consideration from Skyharbour, completing all of the commitments required under the option agreement. In conjunction with the final cash payment received, Denison recognized a recovery of $212,000 as a reduction of the remaining carrying value of the property, a gain on disposal of $88,000 and transferred its 100% ownership interest in Moore Lake to Skyharbour.

Under the terms of the option agreement, Denison has various back-in rights to re-acquire a 51% interest in the Moore Lake property. In August 2018, Skyharbour achieved the required $3,500,000 in expenditures on the project to trigger the first stage buyback option, which Denison elected not to exercise. Denison retains a second stage buyback option on the property until a further $3,000,000 in expenditures have been incurred on the project by Skyharbour.

Under the terms of the option agreement, Denison is also entitled to nominate a member to Skyharbour’s Board of Directors for as long as Denison maintains a minimum ownership position of 5%. As at December 31, 2018, Denison’s ownership interest in Skyharbour is approximately 8.49% (December 31, 2017: 9.95%).

Hook Carter

In November 2016, Denison completed the purchase of an 80% interest in the Hook-Carter property, located in the southwestern portion of the Athabasca Basin region in northern Saskatchewan, from ALX Uranium Corp (“ALX”), with ALX retaining a 20% interest.

Under terms in the agreement, Denison agreed to fund ALX’s share of the first $12,000,000 in expenditures on the property. Denison also agreed to a work commitment of $3,000,000 over 3 years – should Denison not meet this commitment, Denison’s interest in the property would decrease from 80% to 75% and ALX’s interest would increase from 20% to 25%.

As at December 31, 2018, the Company has spent $4,926,000 on the project since its acquisition in November 2016 and has satisfied the terms of the work commitment condition in the Hook Carter purchase agreement.

Other Properties

In December 2018, due to the Company’s current intention to let various claims on three of its Canadian properties lapse in the normal course, the Company has recognized impairment charges of $6,097,000. The impairment charge has been recognized within the Canada Mining Segment. The remaining recoverable amount of these three properties is estimated to be $1,208,000 which reflects the results of a market-based fair value less costs of disposal assessment completed using both observable and unobservable inputs, including market valuations for recent uranium property exchanges, the Company’s proprietary data about its properties and management’s interpretation of that data. The Company has classified its valuation within Level 3 of the fair value hierarchy. A value in use calculation is not applicable as the Company does not have any expected cash flows from using these properties at this stage.